UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 16, 2007

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602
 (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 16, 2007, CommScope, Inc. (“CommScope”) and Andrew Corporation issued a joint press release announcing that CommScope and Andrew Corporation each had received a request for additional information (commonly referred to as a “second request”) from the Antitrust Division of the U.S. Department of Justice regarding CommScope’s pending acquisition of Andrew Corporation.  The second requests were issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit.	Description.

99.1	CommScope, Inc. and Andrew Corporation joint press release, dated August 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2007
COMMSCOPE, INC.

	By:	/s/ Frank M. Drendel
Name: Frank M. Drendel
Title: Chairman and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit.	Description.

99.1	CommScope, Inc. and Andrew Corporation joint press release, dated August 16, 2007.